UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2011

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 14, 2011, Universal Health Services, Inc. (the “Company”) issued a press release announcing the commencement of an exchange offer for its outstanding 7% Senior Notes due 2018 (the “Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Letter of Transmittal, Notice of Guaranteed Delivery, Letter to DTC Participants and Letter to Beneficial Holders being distributed to holders of the Notes in connection with the exchange offer are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are filed with reference to, and are hereby incorporated by reference into, the Company’s Registration Statement on Form S-4 (File No. 333-173267), as amended, which was filed with the Securities and Exchange Commission (the “Commission”) on April 1, 2011 and declared effective by the Commission on April 8, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Universal Health Services, Inc., dated April 14, 2011.

99.2	Letter of Transmittal.

99.3	Notice of Guaranteed Delivery.

99.4	Letter to DTC Participants.

99.5	Letter to Beneficial Holders.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH SERVICES, INC.

Date: April 14, 2011	By:	/s/ Steve Filton
		Name:	Steve Filton
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Universal Health Services, Inc., dated April 14, 2011.

99.2	Letter of Transmittal.

99.3	Notice of Guaranteed Delivery.

99.4	Letter to DTC Participants.

99.5	Letter to Beneficial Holders.